The
Corporate
Fund
Accumulation
Program,
Inc.

Annual Report
December 31, 1997

To Our Shareholders:

For the year ended December 31, 1997, The Corporate Fund Accumulation Program, Inc. provided a total investment return of +8.30%, based on a change in per share net asset value from $20.69 to $21.13, and assuming reinvestment of $1.220 per share income dividends.

For the six-month period ended December 31, 1997, The Corporate Fund Accumulation Program, Inc. provided a total investment return of +5.77%, based on a change in per share net asset value from $20.62 to $21.13, and assuming reinvestment of $0.664 per share income dividends.

Fiscal Year in Review

During the first quarter of the fiscal year ended December 31, 1997, fixed-income markets fell on concerns of growing inflationary pressures. We shortened the duration of the Program to 4.6 years by increasing the Program's cash reserves to 7% of net assets. At the end of March, the Federal Reserve Board launched a preemptive strike against inflationary pressures by raising the Federal Funds rate by 25 basis points (0.25%). Interest rates peaked in mid-April, then dropped through the second quarter. This rally was fueled by a significant change in expectations regarding the economy and more optimistic outlook for inflation. At this time, we decided to maintain a duration-neutral posture for the Program, based on the volatility that characterized the market. Accordingly, we set a range of 4.5 years-4.6 years for the Program's duration. The Program's performance was hurt by our desire to keep a relatively high percent (8%) of the Program's net assets in cash reserves in response to our concerns regarding volatility.

The market continued to rally until the middle of the summer. We extended the upper limit of our duration range to 4.7 years and lengthened our positions accordingly, primarily by reducing the Program's cash reserve position to 4% of net assets. Our industrial sector and quality mixes remained neutral to the Index. The market fell sharply in August as a result of employment and purchasing manager reports. These figures suggested substantially stronger consumer spending in the third quarter. The market rallied again in September on the belief that the Federal Reserve Board would not move to tighten interest rates again in 1997. Prices then began to fall in early October in response to concerns about employment and wage pressure, but reversed direction and rose sharply in the middle of the month because of concerns about the Asian currency crisis. The US Treasury market has been viewed as a "safe haven" for assets. By the end of the fiscal year, bond yields were at their lowest levels of the year. We extended the Program's duration to 5.85 years in order to seek to participate in this rally. As a result of these strategies, the Program's total return rose to +8.30% for the year ended December 31, 1997.

Portfolio Matters

A strong rally in bond prices in September, which was encouraged by low inflation data, brought the yield on the 30-year Treasury bond to 6.23% by the beginning of October. This rally lasted from the middle of September through the first week of October, and was mirrored by the gains of the stock market, which soared from 7660 to 8178 as measured by the Dow Jones Industrial Average (DJIA). On October 8, 1997, Federal Reserve Board Chairman Alan Greenspan expressed concern before the House Budget Committee that the demand for labor was outpacing the supply, with the resulting pressure likely to push up wages and prices. He suggested that the Federal Reserve Board would tighten monetary policy before it would allow this to happen. Bond prices slumped, and the yield on the long-term Treasury bond jumped from 6.23% to 6.43% in three days. Then, on October 23, 1997, the Thai baht collapsed and the

Asian currency markets declined rapidly. On the following Monday, the New York Stock Exchange saw the DJIA fall 554 points on a record volume of 1.2 billion shares. A worldwide "flight to quality" caused both foreign and domestic investors to seek shelter in the US Treasury market.

The yield on the long-term bond fell from 6.43% to 6.15%. Gross domestic product
(GDP) figures for the third calendar quarter of 1997 were released indicating a slightly larger-than-expected increase of 3.5% as compared to 3.3% in the second calendar quarter. The GDP price deflator rose only 1.4% for the third calendar quarter against a 1.8% increase in the second calendar quarter. This was the lowest quarterly increase since the second quarter of 1964. The long-term bond finished the month with a 6.16% yield. November and December witnessed a continuation of the flight to quality into US bonds. The Treasury yield curve flattened from 53 basis points to 28 basis points between 2-year-30-year issues. This suggested some foreign central bank selling of issues with short-term maturities to shore up weak currencies and private sector purchasing of the long-term issues to increase dollar-denominated investments. By the end of the year, the yield on the long-term Treasury bond was 5.92%.

In Conclusion

We appreciate your ongoing investment in The Corporate Fund Accumulation Program, Inc., and we look forward to assisting you with your financial needs in our upcoming semi-annual report to shareholders.


Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Jay C. Harbeck

Jay C. Harbeck
Senior Vice President and
Portfolio Manager

February 6, 1998


Officers and Directors

Arthur Zeikel--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Richard R. West--Director
Terry K. Glenn--Executive Vice President
Jay C. Harbeck--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President
Gerald M. Richard--Treasurer
Susan B. Baker--Secretary

Custodian and Transfer Agent

The Bank of New York
90 Washington Street
New York, NY 10286

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment
================================================================================

                              [LINE GRAPH OMITTED]

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the ML C0A0 Corporate Master Bond Index. Beginning and ending values are:

                                       12/87                     12/97
The Corporate Fund Accumulation
Program, Inc.*+                       $10,000                   $22,389
ML C0A0 Corporate Master Bond Index   $10,000                   $26,157

* Assuming transaction costs and other operating expenses, including advisory fees.
+ The Corporate Fund Accumulation Program, Inc. invests in long- and intermediate-term fixed-interest bearing debt obligations.
++ This unmanaged Index is comprised of all industrial bonds rated BBB3 or higher, of all maturities. Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Average Annual Total Return
================================================================================
--------------------------------------------------------------------------------
Period Covered                                               % Return
--------------------------------------------------------------------------------
Year Ended 12/31/97                                            +8.30%
--------------------------------------------------------------------------------
Five Years Ended 12/31/97                                      +6.93
--------------------------------------------------------------------------------
Ten Years Ended 12/31/97                                       +8.42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Schedule of Investments                                        December 31, 1997
================================================================================


                     S&P     Moody's     Face                                                                               Value
Industry           Rating    Rating     Amount                              Issue                           Cost          (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    US Government Obligations
-----------------------------------------------------------------------------------------------------------------------------------
US Government                                       US Treasury Bonds:
Obligations--       AAA       Aaa      $ 500,000       6.50% due 11/15/2026..........................    $  494,197      $  533,750
2.1%                AAA       Aaa        400,000       6.625% due 2/15/2027..........................       409,143         434,248
                    AAA       Aaa        500,000       6.375% due 8/15/2027..........................       514,365         527,345
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Total US Government Obligations--2.1%............     1,417,705       1,495,343
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Corporate Bonds & Notes
-----------------------------------------------------------------------------------------------------------------------------------
Asset-Backed        AAA       Aaa      2,000,000    First Bank Corporate Card Securities Master
Securities+--                                       Trust, 6.40% due 2/15/2003.......................     1,997,891       2,016,240
2.8%
-----------------------------------------------------------------------------------------------------------------------------------
Banks &             A+        Aa3      2,000,000    BankAmerica Corp., 7.125% due 5/12/2005..........     1,978,635       2,075,020
Thrifts--10.6%      A         A2         400,000    First Chicago Corp., 8.875% due 3/15/2002........       435,647         437,640
                    A-        A2       2,000,000    First Interstate Bancorp, 9.90% due 11/15/2001...     2,214,217       2,244,920
                    BBB       A2         750,000    Fleet Capital Trust II, 7.92% due 12/11/2026.....       743,337         790,995
                    A-        A3       1,000,000    HSBC Americas Inc., 7% due 11/01/2006............       992,571       1,017,370
                    BBB+      A2       1,000,000    Mellon Capital II, 7.995% due 1/15/2027..........       954,629       1,073,620
                                                                                                        -----------      ----------
                                                                                                          7,319,036       7,639,565
-----------------------------------------------------------------------------------------------------------------------------------
Financial           BBB+      A3       2,000,000    Applied Materials Inc., 7.125% due 10/15/2017....     2,029,091       2,031,400
Services--          A         A3         500,000    Chrysler Corporation, 7.45% due 3/01/2027........       497,637         534,530
Captive--11.4%      A         A3       1,000,000    Chrysler Financial Corp., 9.50% due 12/15/1999...     1,060,246       1,061,960
                    A         A1       1,000,000    Ford Motor Credit Co., 7.75% due 3/15/2005.......       999,342       1,072,910
                    A-        A3       1,000,000    General Motors Acceptance Corp., 6.625%
                                                    due 10/01/2002...................................       998,776       1,013,730
                    AA+       Baa2     1,500,000    McDonnell Douglas Financial Corp., 6.13%
                                                    due 12/23/1998...................................     1,498,318       1,482,480
                    A         A2       1,000,000    Weyerhaeuser Co., 7.25% due 7/01/2013............     1,041,858       1,047,950
                                                                                                        -----------      ----------
                                                                                                          8,125,268       8,244,960
-----------------------------------------------------------------------------------------------------------------------------------
Financial           A         A2       1,000,000    Beneficial Corporation, 6.80% due 9/16/2003......     1,000,000       1,014,631
Services--          A+        A1       1,000,000    Commercial Credit Corp., 6% due 4/15/2000........       986,082         995,700
Consumer--                                          Equitable Life Assurance Society of the US++:
6.3%                A         A2         500,000       6.95% due 12/01/2005..........................       476,513         509,090
                    A         A2       1,000,000       7.70% due 12/01/2015..........................       993,591       1,070,719
                    A-        Baa1     1,000,000    Finova Capital Corp., 6.55% due 11/15/2002.......     1,002,632       1,010,480
                                                                                                        -----------      ----------
                                                                                                          4,458,818       4,600,620
-----------------------------------------------------------------------------------------------------------------------------------
Financial           A         A2         500,000    Bear Stearns Companies, Inc., 6.70%
Services--                                          due 8/01/2003....................................       468,039         505,230
Other--10.7%        A+        A1       2,000,000    Dean Witter, Discover & Co., 6.75%
                                                    due 8/15/2000....................................     1,996,044       2,027,520
                    AA        Aa2        750,000    MBIA, Inc., 7.15% due 7/15/2027..................       748,191         795,563
                    BBB+      Baa1     1,000,000    PaineWebber Group Inc., 8.875%
                                                    due 3/15/2005....................................       997,069       1,119,120
                    A         A2       1,000,000    Salomon Smith Barney Holdings, Inc., 7.375%
                                                    due 5/15/2007....................................     1,000,624       1,047,710
                    AA-       Aa3      2,000,000    Travelers Corp. (The), 7.875% due 5/15/2025......     2,027,149       2,236,540
                                                                                                        -----------      ----------
                                                                                                          7,237,116       7,731,683
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (continued)                            December 31, 1997
================================================================================


                     S&P     Moody's     Face                                                                               Value
Industry           Rating    Rating     Amount                              Issue                           Cost          (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Corporate Bonds & Notes (continued)
-----------------------------------------------------------------------------------------------------------------------------------
Industrial--        AA-       Aa3   $1,500,000    Archer-Daniels-Midland Company, 7.125%
Consumer                                          due 3/01/2013......................................   $ 1,569,278     $ 1,585,455
Goods--16.7%        A+        A1     2,000,000    Bass America, Inc., 6.625% due 3/01/2003...........     1,934,226       2,030,860
                    A         A2       481,262   +Disney Enterprises Inc., 6.85% due 1/10/2007++.....       480,973         489,357
                    A         A2       500,000    J.C. Penney Company, Inc., 7.95%
                                                  due 4/01/2017......................................       551,692         559,030
                    AAA       Aaa    2,000,000    Johnson & Johnson, 8.72% due 11/01/2024............     2,018,646       2,298,800
                    A         A2     1,125,000    May Department Stores Company (The),
                                                  10.625% due 11/01/2010.............................     1,334,625       1,507,286
                    A         A2     1,000,000    Philip Morris Companies, Inc., 9%
                                                  due 1/01/2001......................................     1,011,625       1,068,440
                    A-        A2     1,500,000    Sears, Roebuck & Co., 6.25% due 1/15/2004..........     1,483,637       1,491,720
                    A         A2     1,000,000    Walt Disney Co. (Class B), 6.75% due 3/30/2006.....     1,025,108       1,032,090
                                                                                                        -----------      ----------
                                                                                                         11,409,810      12,063,038
-----------------------------------------------------------------------------------------------------------------------------------
Industrial--        AA        Aa2    1,500,000    BP America, 9.375% due 11/01/2000..................     1,601,038       1,625,100
Energy--5.1%        AA-       A1     1,500,000    Consolidated Natural Gas Co., 6.80%
                                                  due 12/15/2027.....................................     1,487,868       1,512,195
                    A         Aa3      500,000    Dresser Industries, Inc., 7.60% due 8/15/2096......       498,565         560,660
                                                                                                        -----------      ----------
                                                                                                          3,587,471       3,697,955
-----------------------------------------------------------------------------------------------------------------------------------
Transportation--    A-        A3     1,000,000    Southwest Airlines Co., 7.875% due 9/01/2007.......       995,223       1,101,570
1.5%
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--         A         Baa1   1,000,000    GTE Corporation, 8.85% due 3/01/1998...............     1,004,660       1,003,680
Communica-          AAA       Aaa      500,000    Indiana Bell Telephone Co., Inc., 7.30%
tions--4.9%                                        due 8/15/2026.....................................       499,184         546,345
                    AA        Aa3    2,000,000    Southwestern Bell Telecommunications, Inc.,
                                                  6.125% due 3/01/2000...............................     2,003,549       2,003,560
                                                                                                        -----------      ----------
                                                                                                          3,507,393       3,553,585
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--         A-        A3     1,500,000    Detroit Edison Co., 7.22% due 8/01/2002............     1,551,425       1,556,715
Electric--7.9%      A+        A1     1,500,000    Georgia Power Co., 6.125% due 9/01/1999............     1,497,218       1,499,835
                    AA        Aa3    1,000,000    Northern States Power Co., 7.125%
                                                  due 7/01/2025......................................     1,059,783       1,058,790
                    A-        A3       500,000    Pennsylvania Power & Light Co., 6.875%
                                                  due 2/01/2003......................................       507,131         514,495
                    A         A2     1,000,000    Virginia Electric & Power Co., 8.625%
                                                  due 10/01/2024.....................................       982,779       1,125,560
                                                                                                        -----------      ----------
                                                                                                          5,598,336       5,755,395
-----------------------------------------------------------------------------------------------------------------------------------
Yankee              AA-       Aa2    2,000,000    ABN AMRO Bank N.V., 7% due 4/01/2008 (b)...........     2,050,073       2,064,040
Corporates*--       A         A1     1,000,000    Ford Capital B.V., 9.50% due 6/01/2010 (b).........     1,095,804       1,238,680
12.7%               A+        A2     1,500,000    Grand Metropolitan Investment Corp., 9%
                                                  due 8/15/2011 (b)..................................     1,803,381       1,805,685
                    A+        A3       500,000    Hutchison Whampoa Finance Ltd., 6.95%
                                                  due 8/01/2007 (b)++................................       500,175         471,130
                    A+        A2     2,000,000    Hydro-Quebec, 7.375% due 2/01/2003 (c).............     2,033,890       2,092,100
                    A         A2       500,000    Petroliam Nasional Berhad, 6.875% due
                                                  7/01/2003 (c)++....................................       496,134         474,766
                    AA        Aa2    1,000,000    Swiss Bank Corp. NY, 7.375% due 6/15/2017 (b)......     1,065,036       1,069,760
                                                                                                        -----------      ----------
                                                                                                          9,044,493       9,216,161
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Schedule of Investments (concluded)                            December 31, 1997
================================================================================


                     S&P     Moody's     Face                                                                               Value
Industry           Rating    Rating     Amount                              Issue                           Cost          (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Corporate Bonds & Notes (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
Yankee              A+        A2    $  500,000    Province of Quebec, 8.80% due 4/15/2003 (a)........   $   549,419     $   554,380
Sovereign*--
0.8%
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Total Corporate Bonds & Notes--91.4%...............    63,830,274      66,175,152
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------------
Commercial                           2,000,000    General Electric Capital Corp., 5.40%
Paper**--2.7%                                     due 1/05/1998......................................     1,998,800       1,998,800
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase                           3,026,000    HSBC Holdings PLC, purchased on
Agreements***--4.2%                               12/31/1997 to yield 6.57% to 1/02/1998.............     3,026,000       3,026,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities--6.9%..................     5,024,800       5,024,800
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Total Investments--100.4%..........................   $70,272,779      72,695,295
                                                                                                        ===========
                                                  Liabilities in Excess of Other Assets--(0.4%)......                      (314,623)
                                                                                                                        -----------
                                                  Net Assets--100.0%.................................                   $72,380,672
                                                                                                                        ===========
-----------------------------------------------------------------------------------------------------------------------------------


* Corresponding industry groups for foreign bonds which are denominated in US dollars:
      (a) Government entity.
      (b) Financial institution.
      (c) Industrial; other.
** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Program.
***   Repurchase Agreements are fully collateralized by US Government
      Obligations.
+     Subject to principal paydowns.
++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 Ratings of issues shown have not been audited by Deloitte & Touche LLP.
    See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of December 31, 1997
================================================================================


Assets:
Investments, at value (identified cost--$70,272,779) (Note 1a) .                 $72,695,295
Cash ...........................................................                       9,051
Receivables:
  Interest .....................................................  $  1,278,572
  Capital shares sold ..........................................       154,604     1,433,176
                                                                  ------------
Prepaid registration fees and other assets (Note 1d) ...........                      51,926
                                                                                 -----------
Total assets ...................................................                  74,189,448
                                                                                 -----------
Liabilities:
Payables:
  Securities purchased .........................................     1,603,440
  Capital shares redeemed ......................................        43,276
  Investment adviser (Note 2) ..................................        32,039
  Dividends ....................................................        13,374     1,692,129
                                                                  ------------
Accrued expenses and other liabilities .........................                     116,647
                                                                                 -----------
Total liabilities ..............................................                   1,808,776
                                                                                 -----------
Net Assets .....................................................                 $72,380,672
                                                                                 ===========

Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized .....                 $    34,255
Paid-in capital in excess of par ...............................                  71,686,029
Accumulated realized capital losses on investments--net (Note 5)                  (1,762,128)
Unrealized appreciation on investments--net ....................                   2,422,516
                                                                                 -----------
Net Assets--Equivalent to $21.13 per share based on 3,425,496
shares outstanding .............................................                 $72,380,672
                                                                                 ===========
See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Year Ended December 31, 1997
================================================================================

Investment Income (Note 1c):
Interest and premium and discount earned..............              $ 5,017,697

Expenses:
Investment advisory fees (Note 2).....................  $ 367,625
Transfer agent fees...................................    178,923
Accounting services (Note 2)..........................     45,195
Professional fees.....................................     42,450
Registration fees (Note 1d)...........................     36,019
Printing and shareholder reports......................     29,634
Directors' fees and expenses..........................     13,347
Custodian fees........................................      5,216
Pricing fees..........................................      4,509
Other.................................................      4,272
                                                         --------
Total expenses........................................                  727,190
                                                                    -----------
Investment income--net................................                4,290,507
                                                                    -----------
Realized & Unrealized Gain on Investments--Net
(Notes 1c & 3):
Realized gain on investments--net.....................                    4,240
Change in unrealized appreciation on investments--net.                1,474,823
                                                                    -----------
Net Increase in Net Assets Resulting from Operations..              $ 5,769,570
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.               For the Year Ended
Statement of Changes in Net Assets                             December 31,
                                                       -------------------------
                                                          1997           1996
================================================================================
Increase (Decrease) in Net Assets:
Operations:
Investment income--net................................ $ 4,290,507  $ 4,746,720
Realized gain on investments--net.....................       4,240    1,212,168
Change in unrealized appreciation on investments--net.   1,474,823   (4,788,096)
                                                       -----------  -----------
Net increase in net assets resulting from operations..   5,769,570    1,170,792
                                                       -----------  -----------
Dividends to Shareholders (Note 1e):
Investment income--net................................  (4,290,410)  (4,746,847)
                                                       -----------  -----------
Net decrease in net assets resulting from dividends
to shareholders ......................................  (4,290,410)  (4,746,847)
                                                       -----------  -----------
Capital Share Transactions (Note 4):
Net decrease in net assets resulting from capital
share transactions ...................................  (6,846,909)  (4,077,674)
                                                       ------------ -----------
Net Assets:
Total decrease in net assets..........................  (5,367,749)  (7,653,729)
Beginning of year.....................................  77,748,421   85,402,150
                                                       -----------  -----------
End of year........................................... $72,380,672  $77,748,421
                                                       ===========  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Corporate Fund Accumulation Program, Inc.
Financial Highlights
================================================================================


The following per share data and ratios have been derived
from information provided in the financial statements.                              For the Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  1997       1996           1995         1994       1993
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year...............................     $  20.69   $  21.59       $  19.14      $  21.55  $  21.22
                                                                      --------   --------       --------      --------  --------
Investment income--net...........................................         1.22       1.23           1.28          1.18      1.31
Realized and unrealized gain (loss) on investments--net..........          .44       (.90)          2.45         (2.41)     1.24
                                                                      --------   --------       --------      --------  --------
Total from investment operations................................          1.66        .33           3.73         (1.23)     2.55
                                                                      --------   --------       --------      --------  --------
Less dividends and distributions:
  Investment income--net.........................................        (1.22)     (1.23)         (1.28)        (1.18)    (1.29)
  Realized gain on investments--net..............................           --         --             --            --      (.93)
                                                                      --------   --------       --------      --------  --------
Total dividends and distributions...............................         (1.22)     (1.23)         (1.28)        (1.18)    (2.22)
                                                                      --------   --------       --------      --------  --------
Net asset value, end of year....................................      $  21.13   $  20.69       $  21.59      $  19.14  $  21.55
                                                                      ========   ========       ========      ========  ========
Total Investment Return:
Based on net asset value per share..............................         8.30%      1.69%         20.05%        (5.78%)   12.20%
                                                                      ========   ========       ========      ========  ========

Ratios to Average Net Assets:
Expenses........................................................          .99%      1.12%          1.01%         1.10%     1.08%
                                                                      ========   ========       ========      ========  ========
Investment income--net...........................................        5.84%      5.84%          6.23%         5.80%     5.74%
                                                                      ========   ========       ========      ========  ========
Net assets, end of year (in thousands)..........................      $ 72,381   $ 77,748       $ 85,402      $ 82,887  $115,367
                                                                      ========   ========       ========      ========  ========
Portfolio turnover..............................................           90%        77%           104%          122%      132%
                                                                      ========   ========       ========      ========  ========


See Notes to Financial Statements.

The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements

1. Significant Accounting Policies:

The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exists no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $97 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of 0.50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), Prudential Securities, Inc., Dean Witter Reynolds Inc., and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain

The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)

administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to 0.20%, on an annual basis, of the Program's average daily net assets.

During the year ended December 31, 1997, the Program paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $4,798 for security price quotations to compute the net asset value of the Program.

Accounting services are provided to the Program by FAM at cost.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were $63,049,725 and $70,965,370, respectively.

Net realized and unrealized gains as of December 31, 1997 were as follows:

------------------------------------------------------
                           Realized         Unrealized
                            Gains              Gains
------------------------------------------------------
Long-term investments....  $ 4,240          $2,422,516
                           -------          ----------
Total....................  $ 4,240          $2,422,516
                           =======          ==========
------------------------------------------------------

As of December 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,422,516, of which $2,490,739 related to appreciated securities and $68,223 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $70,272,779.

4. Capital Share Transactions:

Transactions in capital shares were as follows:

-------------------------------------------------------
For the Year Ended                            Dollar
December 31, 1997             Shares          Amount
-------------------------------------------------------
Shares sold..............      613,648    $  12,746,143
Shares issued to
shareholders in
reinvestment of
dividends................      193,493        4,015,580
                           -----------    -------------
Total issued.............      807,141       16,761,723
Shares redeemed..........   (1,139,219)     (23,608,632)
                           -----------    -------------
Net decrease.............     (332,078)   $  (6,846,909)
                           ===========    =============
-------------------------------------------------------

-------------------------------------------------------
For the Year Ended                           Dollar
December 31, 1996             Shares         Amount
-------------------------------------------------------
Shares sold..............      943,053     $ 19,538,783
Shares issued to
shareholders in
reinvestment of
dividends................      221,170        4,567,096
                           -----------     ------------
Total issued.............    1,164,223       24,105,879
Shares redeemed..........   (1,362,008)     (28,183,553)
                           -----------     ------------
Net decrease.............     (197,785)    $ (4,077,674)
                           ===========     ============
-------------------------------------------------------

5. Capital Loss Carryforward:

At December 31, 1997, the Program had a net capital loss carryforward of approximately $1,761,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

The Corporate Fund Accumulation Program, Inc.
Independent Auditors' Report

The Board of Directors and Shareholders,
The Corporate Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Corporate Fund Accumulation Program, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Corporate Fund Accumulation Program, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 9, 1998

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Corporate Fund Accumulation Program, Inc. Box 9011 Princeton, NJ 08543-9011

[Recycle LOGO] Printed on post-consumer recycled paper